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                                                                  EXHIBIT NO. 23

                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-39113 and File No. 33-54357.

                                                     ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
September 27, 1994.